Melinta Therapeutics The Antibiotics Company . Q2 2018 Earnings Conference Call August 7, 2018 Exhibit 99.2

Cautionary Note Regarding Forward-looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future cash flows, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s recent filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2017. .

Q2 2018 Earnings Conference Call - Agenda 1. Business Update Dan Wechsler, President and CEO 2. Financial Results and Outlook Paul Estrem, CFO 3. Conclusion and 2018 Catalysts Dan Wechsler, President and CEO .

Q2 and YTD Business Highlights $12.0 million of net revenue* in Q2 $9.2 million of net product sales Includes $2.7 million negative impact for one-time change in distribution to direct to wholesaler - primarily impacting Orbactiv Strengthened balance sheet following May offering Strong sales force presence of 170 representatives as of August 2-3x share of voice Realignment, hiring and training complete Continuing to identify opportunities for cost savings Vabomere granted NTAP status by CMS, effective Oct. 1, 2018 Vabomere EU marketing application review on target Baxdela CABP trial enrollment complete; focused on database lock and initiating process for sNDA filing Submissions of delafloxacin ongoing in Europe and Latin America Revenue Growth Operational Strength Clinical and Regulatory Progress . * Excludes $2.1 million BARDA grant funding included in Other Income

Vabomere™: Launch Momentum Continues

VABOMERE™
meropenem and vaborbactam
for injection (4 g)

- Over 200 formulary approvals to-date
- > 98 % formulary acceptance rate
- 81% growth from Q1 to Q2
- 59% of accounts reordering
- Medicare NTAP status effective Oct. 1, 2018

Cumulative Ordering Accounts



300
250
200
150
100
50
0
~3x
10/27/2017
11/3/2017
11/10/2017
11/17/2017
11/24/2017
12/1/2017
12/8/2017
12/15/2017
12/22/2017
12/29/2017
1/5/2018
1/12/2018
1/19/2018
1/26/2018
2/2/2018
2/9/2018
2/16/2018
2/23/2018
3/2/2018
3/9/2018
3/16/2018
3/23/2018
3/30/2018
4/6/2018
4/13/2018
4/20/2018
4/27/2018
5/4/2018
5/11/2018
5/18/2018
5/25/2018
6/1/2018
6/8/2018
6/15/2018
6/22/2018
6/29/2018
7/6/2018

Cumulative Ordering Accounts Tripled Since February 2018

Melinta THERAPEUTICS

Source: Company data

5

Baxdela™: Increasing Momentum in Q2 Source: Company data . 200 million lives have access Accessible or on formulary at 138 hospitals Week-over-week Prescribing Has More than Doubled Over Q1 (Last 4 weeks Q1 vs. Last 4 weeks Q2) Cumulative Health Care Professionals (HCPs) Prescribing Cumulative Hospital Accounts Ordering 11 different specialties prescribing for ABSSSI Retail prescriptions more than double since Q1 3x >2x

. Baxdela Prescriptions Continue to Expand Breadth and Depth of Specialties Percent of Prescriptions by Specialty Early signs show that Podiatry and ID are leading the way Hospital avoidance strategy is a key focus

Orbactiv®: Continuing Growth ~10% Year-on-year Growth in Accounts ordering multiple units # of Accounts Ordering Multiple Units Source: Company data . 49 new accounts in June 70% of volume purchased by the hospital ~10% Continue year over year growth in units and number of accounts ordering

Minocin®: Sales Reinvigorated with Vabomere Source: Company data . Consistent Quarter-over-quarter Gains; Continued Synergies Reported Alongside Vabomere Double-digit growth vs. Q2 2017 on a pro forma basis Increased level of product growth YTD correlation with launch of Vabomere >20% Boxes Sold By Quarter

All Products Receiving Full Sales Force Support . Beginning to see impact in third quarter. Full impact anticipated fourth quarter. Jan - April May - June July à 170 Sales Reps Cross-Trained With ALL Products ~46 Reps ~66 Reps 112 Reps 170 Reps Realignment + Cross Training + New Hires

Significant Progress Made on Business Development Efforts Ex-US out-licensing Strategic acquisitions / partnerships Non-core portfolio optimization Government / non-dilutive partnerships 1 OUS rights for Vabomere, Orbactiv, Minocin Late stage discussions ongoing Accretive, differentiated anti-infective products Leveragable within established commercial infrastructure 2 3 Paths to derive value from non-core assets 4 Government contracts, grants, other non-dilutive arrangements CARB-X Announced .

Pipeline and Publications Update Vabomere Orbactiv Radezolid (partnered) Baxdela . Discovery Phase 3 CABP enrollment completed ahead of schedule; Data estimated end 2018 Pediatric formulation work underway EMA centralized review in process; LATAM NDA submissions underway Pediatric study ongoing EMA regulatory approval: Expected Q4 2018 TANGO-1 published; TANGO-2 data in the public domain ongoing Pediatric study ongoing Initial work to support updated formulation in US has begun Phase 2 topical acne vulgaris trial ongoing Formulation development initiated for bacterial vaginosis, received QIDP Announced CARB-X funding for ESKAPE program

Q2 Financial Results & Guidance Paul Estrem, Chief Financial Officer .

Q2 2018 Financial Highlights . Metrics (in millions) GAAP Adjustment Non-GAAP Comments Total Net Revenue $12.0 $12.0 Excludes BARDA grant funding - Product 9.2 9.2 - Contract 2.8 2.8 COGS 11.0 (9.0) 2.0 Deal-related amortization and inventory dating charges Total Operating Expenses $50.7 (2.4) $48.3 - R&D 15.8 (0.2) 15.6 Stock comp and depreciation - SG&A 34.9 (2.2) 32.7 Stock comp, M&A-related Cash & Cash Equivalents $150.1 $150.1 Gross Long-term Debt $147.8 $147.8 Common Shares Outstanding 40.3 40.3 Options, RSUs and Warrants Outstanding 8.6 8.6 Anticipate Orbactiv and Minocin to Achieve Net Sales of $36-$40 Million for FY 2018

Key Financial Information Key Metrics (unaudited) As of 6/30/18 Total Cash, Cash Equivalents and Marketable Securities $150.1 million Gross Long-term Debt Obligation $147.8 million Basic Shares Outstanding* 56,010,254 Stock Options, Restricted Stock Units and Warrants Outstanding 8,596,744 . *Full year projected weighted average share count expected to be 45,905,589

Closing and Catalysts Dan Wechsler, President & Chief Executive Officer .

Strong first half 2018 performance from four brands with growing momentum $1 Billion Peak Sales Potential Achieved key development milestones on or ahead of schedule Baxdela CABP study enrollment complete 170 Fully Trained Reps to Impact Products Beginning September Fully funded balance sheet to support growth Continued focus on partnerships to support discovery efforts CARB-X awarded Melinta Therapeutics, The Antibiotics Company . Products Pipeline Discovery Operational Strength

2018 Future Catalysts Progress ESKAPE Program in partnership with CARB-X Baxdela Vabomere Discovery Corporate/ BD Medicare NTAP status effective Oct. 1, 2018 Provide launch updates EMA regulatory approval, including TANGO-2 data Execute ex-US partnerships for balance of portfolio Execute accretive business development opportunities Drive focused publication strategy with 30+ planned Continue to drive revenue and cost synergies in 2018 and beyond Provide launch updates Top line CABP data anticipated in 2018 EMA Centralized Review progress for ABSSSI Receive country approvals in South & Central America .